MERRILL LYNCH
CONVERTIBLE
FUND, INC.



FUND LOGO



Annual Report

August 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
For the fiscal year ended August 31, 2000, total returns for Merrill Lynch Convertible Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +5.01%, +4.00%, +3.94% and +4.80%, respectively.
(Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.) This compares to the returns of +5.15% for the Dow Jones Industrial Average and +6.05% for the Salomon Smith Barney 10-year Treasury Index for the same period. The Dow Jones Industrial Average fell last autumn, then firmed last winter but declined sharply again through spring of 2000. After rallying in April 2000, the Dow Jones Industrial Average moved sideways within a trading range through the balance of the Fund's fiscal year.

The internal condition of the stock market has improved during the past year. For example, the New York Stock Exchange advance/decline line, which was very weak through the spring of 2000, recently improved dramatically. The US economy has remained quite strong, although energy prices have increased significantly. This prompted the Federal Reserve Board to be concerned about rising inflation. Consequently, the Federal Reserve Board increased short-term interest rates several times to slow economic growth. During the fiscal year ended August 31, 2000, the Federal Funds rate was increased from 5.25% to 6.50%. Short-term interest rates rose during the fiscal year, while long-term interest rates declined, causing the yield curve to invert in April 2000. Long-term interest rates on 30-year Treasury bonds declined from 6.07% to 5.67%.

During the fiscal year, the Fund's performance was affected by many factors. A large part of the Fund's holdings were in value-oriented issues, which negatively affected our performance. We found compelling value in the so-called "old-economy stocks," many of which had declined to levels we believed overdiscounted the negatives. This left their equity prices below our estimation of their intrinsic value and/or replacement costs as businesses. Examples of these investments were our holdings in container manufacturer Owens-Illinois, Inc., Canadian National Railway Company and Union Pacific Capital Trust, as well as our holdings of auto parts manufacturers that included Federal-Mogul Corp., Magna International Inc., and Tower Automotive, Inc. Other "old-economy" value investments that performed poorly included various steel and paper producing companies. The recovery of these investments has been slower than we anticipated.

The performance of our steel holdings was also a disappointment. We expected strength in the economy, rationalization of capacity, and industry consolidation combined with very low valuation of the equities to lead to solid investment returns. However, pricing within the industry remained weak. We sold our USX-U.S. Steel Group common stock and Texas Industries, Inc. common stock at a profit, but the investments we held in AK Steel Holding Corporation, WHX Corporation and Rouge Industries, Inc. declined. We continue to believe equity valuations are especially compelling in the steel sector where our holdings trade at a substantial discount-to-book value and replacement cost.

Another area of disappointment this year was continuing weakness in the paper industry. As with the steel industry, we expected the combined effects of industry consolidation and resultant capacity rationalization with improved economic conditions in 2000 to lead to a better commodity-pricing environment. While there has been industry consolidation, the commodity pricing improvement has been slow to materialize. We sold Metsa-Serla Oyj but retained the bulk of our position in International Paper Capital Trust, which we continue to find an attractive long-term investment.

Alternatively, an emphasis of the energy sector benefited the Fund during the year. Some energy issues, which aided our performance this year, were Canadian Occidental Petroleum, Ltd., Diamond Offshore Drilling, Inc., Kerr-McGee Corp., Pogo Trust I and Unocal Capital Trust. We believed this group was a compelling long-term value depressed by warm weather, low oil prices and reduced demand from Asia. Furthermore, in our opinion, the negative investor sentiment was overdone and this created investment opportunities that ultimately benefited the Fund.


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


Similarly, our investments in the semiconductor group and selected technology companies also benefited the Fund's performance during the year. Cypress Semiconductor Corp., where we took profits in the common stock and purchased a convertible debenture, Integrated Device Technology, Inc. common stock and Micron Technology, Inc. common stock were strong performers. Other strong performers in the technology area were Rational Software Corporation, Siebel Systems, Inc., I2 Technologies Inc. and SCI Systems Inc. A contributing factor in the success of these investments was a boom in the communications market and strong personal computer sales fueled by the Internet's growing popularity.

However, the performance of our technology holdings was not homogeneous. Internet investments were disappointing and our communications, biotech and genomics holdings' performance was mixed. Our exposure to the Internet sector through investments in leading service, content and delivery providers did not live up to our expectations. Investments in these sectors included America Online, Inc. convertible debentures and Reliant Energy Inc. debentures convertible into Time Warner, Inc. These two companies have agreed to merge, creating the largest Internet service and content provider. Convertible debentures issued by Internet service provider At Home Corporation also declined. Communications investments that helped Fund performance were Telefonos de Mexico SA and EchoStar Communications Corporation. Convertible debentures issued by Nextel Communications, Inc. were virtually unchanged but our investment in the common stock of AT&T Corp. declined.

The biotech sector performed well and our holdings in Alpharma, Inc. and Genzyme Corporation were standouts. Convertible debentures issued by pharmaceutical giant Roche Holdings, Inc. declined modestly. Our smaller positions in convertibles of the emerging area of human genomics represented by Affymetrix, Inc., Curagen
Corporation and Human Genome Sciences, Inc. declined.


In Conclusion
On June 21, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Balanced Capital Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Balanced Capital Fund, Inc. These Funds are registered, open-end management investment companies. Both entities have a similar investment objective and are managed by Merrill Lynch Investment Managers, L.P.

We appreciate your investment in Merrill Lynch Convertible Fund,
Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Daniel Luchansky)
Daniel Luchansky
Vice President and Portfolio Manager



October 6, 2000




Merrill Lynch Convertible Fund, Inc.
August 31, 2000


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                        Ten Years/
                                                   6 Month             12 Month      Since Inception
As of August 31, 2000                            Total Return        Total Return      Total Return
ML Convertible Fund, Inc. Class A Shares++           -1.74%             +5.01%           +154.94%
ML Convertible Fund, Inc. Class B Shares             -2.21              +4.00            +  5.67
ML Convertible Fund, Inc. Class C Shares             -2.19              +3.94            +  5.66
ML Convertible Fund, Inc. Class D Shares             -1.78              +4.80            +  8.34

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A
Shares and from 8/04/97 for Class B, Class C & Class D Shares.

++Investment results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was a closed-end, dual investment company. Results for this period reflect only capital appreciation of the Fund's holdings, and do not reflect income.


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a investment in ML Convertible Fund, Inc. Class A Shares*+++ compared to the
Value Line Convertible Index++++. Beginning and ending values are:

                                    8/90              8/00

ML Convertible Fund, Inc.-
Class A Shares*+++                 $ 9,475           $24,155

Value Line Convertible Index++++   $10,000           $34,945


A line graph illustrating the growth of a investment in ML Convertible Fund, Inc. Class B, Class C and Class D Shares** compared to the Value Line Convertible Index++++. Beginning and ending values are:

                                  8/04/97***           8/00

ML Convertible Fund, Inc.-
Class B Shares**                   $10,000           $10,499

ML Convertible Fund, Inc.-
Class C Shares**                   $10,000           $10,566

ML Convertible Fund, Inc.-
Class D Shares**                   $ 9,475           $10,265

Value Line Convertible Index++++   $10,000           $11,915



*Assuming maximum sales charge currently applicable to Class A Shares, transaction costs and other operating expenses, including advisory fees.
**Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
***Commencement of operations.
++ML Convertible Fund, Inc. primarily invests in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities.
++++This unmanaged Index tracks the performance of all convertibles (over 590 bonds and preferreds). The Index gives equal weight to each issue and is calculated on a total return basis. +++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares during the period when the Fund was closed-end. Total return includes capital appreciation/depreciation and income. Convertible Holdings, Inc. (the predecessor fund) was a dual-structure closed-end fund. The performance numbers referenced in the graph are for the Fund's Capital Shares only. As a result, the results do not fully reflect total historical performance since they do not include the performance of the Fund's Income Shares. The average annual total return of the Income Shares over the ten-year period ended July 31, 1997 (date of the conversion to open-end status) was +14.54%. The cumulative ten-year Income Share total return over the same period was +288.62%.

Past performance is not predictive of future performance.


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                    % Return Without  % Return With
                                       Sales Charge   Sales Charge**
Class A Shares++*

One Year Ended 6/30/00                     -1.97%         -7.12%
Five Years Ended 6/30/00                   +7.37          +6.22
Ten Years Ended 6/30/00                    +7.92          +7.34

++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.
*Maximum sales charge is 5.25%.
**Assuming maximum sales charge currently applicable to Class A
Shares.


                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/00                     -2.98%         -6.76%
Inception (8/04/97)
through 6/30/00                            +0.15          -0.29

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/00                     -2.98%         -3.92%
Inception (8/04/97)
through 6/30/00                            +0.14          +0.14

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 6/30/00                     -2.22%         -7.36%
Inception (8/04/97)
through 6/30/00                            +0.94          -0.91

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PORTFOLIO INFORMATION


As of August 31, 2000


                                                  Percent of
Ten Largest Holdings                              Net Assets

Reliant Energy Inc., 2% due 9/15/2029
   (convertible into Time Warner Inc.)               4.4%
Unocal Capital Trust, 6.25%                          4.1
Nextel Communications, Inc., 5.25% due
   1/15/2010                                         3.4
Verizon Communications, Series B, 4.25%
   due 9/15/2005 (convertible into Cable &
   Wireless PLC and NTL Inc.)                        3.3
Thermo Electron Corporation                          3.2
Union Pacific Capital Trust, 6.25%                   3.0
International Paper Capital Trust, 5.25%             2.6
Newell Financial Trust I, 5.25% due
   12/01/2027 (Preferred)                            2.6
AT&T Corp., 7% due 11/15/2002 (convertible
   into Vodafone Group PLC)                          2.4
America Online Inc., 2.851% due
   12/06/2019                                        2.4


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS                                                                            (in US dollars)
               S&P      Moody's      Face
Industry       Rating    Rating     Amount                  Convertible Debentures                             Value
Advertising      A       Baa1   US$  250,000  Interpublic Group Co., Inc., 1.87% due 6/01/2006            $    227,665
--0.9%           BB+     Baa3        150,000  Young & Rubicam Inc., 3% due 1/15/2005 (c)                       157,687
                                                                                                          ------------
                                                                                                               385,352

Automotive       A-      Baa1        800,000  Magna International Inc., 5% due 10/15/2002                      814,496
Parts--3.3%      BB-     B2          750,000  Tower Automotive, Inc., 5% due 8/01/2004 (c)                     600,938
                                                                                                          ------------
                                                                                                             1,415,434

Banking &        NR*     NR*         234,000  BankAtlantic Bancorp, Inc., 5.625% due 12/01/2007                159,705
Financial--0.4%

Biotechnology    CCC+    NR*         250,000  Affymetrix Inc., 4.75% due 2/15/2007 (c)                         188,125
--3.2%           CCC     NR*         250,000  Curagen Corporation, 6% due 2/02/2007 (c)                        216,563
                 NR*     NR*         300,000  Genzyme Corporation, 5.25% due 6/01/2005                         602,625
                 CCC     NR*         250,000  Human Genome Sciences, Inc., 5% due 2/01/2007 (c)                403,438
                                                                                                          ------------
                                                                                                             1,410,751

Broadcasting--   BBB-    Baa3      1,000,000  Clear Channel Communications, 1.50% due 12/01/2002               985,000
8.4%             NR*     NR*         600,000  Echostar Communications, 4.875% due 1/01/2007                    745,500
                 BBB     Baa2      2,290,000  Reliant Energy Inc., 2% due 9/15/2029
                                              (convertible into Time Warner Inc.) (e)                        1,913,593
                                                                                                          ------------
                                                                                                             3,644,093

E-Commerce       CCC     NR*         100,000  Ventro Corporation, 6% due 4/01/2007                              35,000
--0.1%

Electronics      BBB-    Ba1         750,000  SCI Systems Inc., 3% due 3/15/2007                               956,250
--2.2%

Environmental    BBB     Baa3      1,000,000  Thermo Fibertek Inc., 4.50% due 7/15/2004 (c)                    837,500
--1.9%

Financial        B+      NR*         150,000  E*Trade Group Inc., 6% due 2/01/2007 (c)                         144,000
Services--0.3%

Healthcare       BBB+    Baa3        750,000  Wellpoint Health Network, 2% due 7/02/2019 (a)                   560,625
--1.3%

Home             NR*     NR*       1,450,000  Newell Financial Trust I, 5.25% due 12/01/2027 (Preferred)     1,111,969
Furnishings
--2.6%

Internet--4.3%   BB-     Ba3       2,000,000  America Online Inc., 2.851% due 12/06/2019 (a)                 1,045,000
                 B-      B3          750,000  At Home Corporation, 0.525% due 12/28/2018 (c)                   315,000
                 CCC+    NR*         250,000  Exodus Communications Inc., 4.75% due 7/15/2008 (c)              486,250
                                                                                                          ------------
                                                                                                             1,846,250

Machinery--1.5%  NR*     NR*         500,000  Advanced Energy Industries, 5.25% due 11/15/2006                 654,250

Medical          NR*     NR*         550,000  ++Phoenix Shannon PLC, 9.50% due 11/01/2000 (c)                    5,500
Supplies--0.0%

Networking       NR*     NR*       1,400,000  Network Associates Inc., 5.195% due 2/13/2018 (a)                542,500
Products--1.2%


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                (in US dollars)
               S&P      Moody's      Face
Industry       Rating    Rating     Amount                  Convertible Debentures                             Value
Oil & Gas        BBB-    Baa2   US$  500,000  Kerr-McGee Corporation, 5.25% due 2/15/2010                 $    599,375
Producers--1.4%

Pharmaceuti-     NR*     NR*         100,000  Alkermes Inc., 3.75% due 2/15/2007 (c)                            83,625
cals--1.6%       NR*     NR*       1,300,000  Roche Holdings Inc., 5.614% due 5/06/2012 (a)(c)                 617,500
                                                                                                          ------------
                                                                                                               701,125

Semiconductors   B       B1          500,000  Cypress Semiconductor, 4% due 2/01/2005                          636,250
--4.1%           B-      NR*         500,000  Lattice Semiconductor Co., 4.75% due 11/01/2006                  976,570
                 CCC+    NR*         100,000  Semtech Corporation, 4.50% due 2/01/2007 (c)                     152,500
                                                                                                          ------------
                                                                                                             1,765,320

Software--4.4%   NR*     NR*         250,000  Rational Software Corporation, 5% due 2/01/2007 (c)              452,188
                 NR*     NR*         250,000  I2 Technologies Inc., 5.25% due 12/15/2006 (c)                   595,625
                 NR*     NR*         200,000  Siebel Systems Inc., 5.50% due 9/15/2006 (c)                     846,250
                                                                                                          ------------
                                                                                                             1,894,063

Telecommun-      NR*     NR*       2,630,000  AT&T Corp., 7% due 11/15/2002 (convertible into
ications--10.6%                               Vodafone Group PLC)                                            1,053,644
                 B       NR*         500,000  American Tower Corporation, 5% due 2/15/2010 (c)                 472,500
                 B+      B1          200,000  Colt Telecom Group PLC, 2% due 12/16/2006 (c)                    164,928
                 B       B1        1,500,000  Nextel Communications, Inc., 5.25% due 1/15/2010 (c)           1,471,875
                 NR*     NR*       1,200,000  Verizon Communications, Series B, 4.25% due 9/15/2005
                                              (convertible into Cable & Wireless PLC and NTL Inc.)           1,452,000
                                                                                                          ------------
                                                                                                             4,614,947

                                              Total Convertible Debentures
                                              (Cost--$21,935,317)--53.7%                                    23,284,009

                                    Shares
                                     Held               Convertible Preferred Stocks

Aerospace--1.0%  B-      B3            7,000  Loral Space & Communications, 6%                                 169,750
                 B-      B3           10,000  Loral Space & Communications, Series C, 6%                       262,500
                                                                                                          ------------
                                                                                                               432,250

Conglomerates    BB      ba2           6,800  Seagram Company Ltd., 7.50%                                      374,000
--0.9%

Construction &   BBB-    baa3          5,000  Fleetwood Capital Trust, 6%                                      143,750
Housing--1.3%    BBB-    baa3         15,000  Fleetwood Capital Trust, 6% (c)                                  431,250
                                                                                                          ------------
                                                                                                               575,000

Containers--1.0% B+      ba3          20,000  Owens-Illinois Inc., 4.75%                                       422,500

Energy--5.1%     B       b3            7,500  Pogo Trust I, 6.50%                                              457,500
                 BBB-    baa2         40,000  Unocal Capital Trust, 6.25%                                    1,780,000
                                                                                                          ------------
                                                                                                             2,237,500

Internet--1.0%   NR*     caa           7,500  PSINET Inc., 6.75% (c)                                           285,000
                 NR*     caa           5,000  PSINET Inc., Series C, 6.75% (b)(c)                              130,000
                                                                                                          ------------
                                                                                                               415,000

Paper--2.6%      BBB-    baa2         28,000  International Paper Capital Trust, 5.25% (c)                   1,137,500


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                (in US dollars)
               S&P      Moody's      Face
Industry       Rating    Rating     Amount               Convertible Preferred Stocks                          Value
Railroads--3.5%  BB+     baa3          5,000  Canadian National Railway Company, 5.25%                    $    226,875
                 BB      ba2          32,000  Union Pacific Capital Trust, 6.25%                             1,316,000
                                                                                                          ------------
                                                                                                             1,542,875

Real Estate      BBB     baa1         15,000  Equity Residential Properties, Series J, $2.15                   344,062
Investment
Trusts--0.8%

Restaurants      BBB-    baa2         20,000  Wendy's Financing I, Series A, 5%                                950,000
--2.2%

Retail--1.6%     B+      ba2          19,500  Kmart Financing I, 7.75%                                         705,656

Steel--2.3%      CCC+    caa          60,000  WHX Corporation, Series A, 6.50%                               1,016,250

Telecommun-      NR*     NR*          12,000  DECS Trust VI, 6.25% (convertible into Metromedia
ications--1.9%                                Fiber Network, Inc.)                                             828,000

Television       CCC     caa           2,500  Pegasus Communications Corporation, 6.50% (c)                    226,562
--1.0%           NR*     caa           5,000  UnitedGlobalCom Inc., Series D, 7%                               197,500
                                                                                                          ------------
                                                                                                               424,062

Utilities--1.2%  NR*     ba2           5,000  Calpine Capital Trust II, 5.50% (c)(e)                           503,750

                                              Total Convertible Preferred Stocks
                                              (Cost--$15,657,610)--27.4%                                    11,908,405

                                              Common Stocks & Warrants

Analytical Equipment                  60,000  ++Thermo Electron Corporation                                  1,395,000
Manufacturing--3.2%

Communication--1.0%                   14,000  AT&T Corp.                                                       441,000

Computers--0.1%                          200  ++Palm, Inc.                                                       8,787
                                       1,474  ++Parametric Technology Corporation                               19,715
                                                                                                          ------------
                                                                                                                28,502

Conglomerates--0.4%                   99,500  ++Polyphase Corporation                                           99,500
                                     105,000  Polyphase Corporation (Warrants)(d)                               78,750
                                                                                                          ------------
                                                                                                               178,250

Oil & Gas Producers--0.2%              2,000  Diamond Offshore Drilling, Inc.                                   89,625

Semiconductors--0.6%                   1,000  ++Integrated Device Technology, Inc.                              87,687
                                       2,000  ++Micron Technology, Inc.                                        163,500
                                                                                                          ------------
                                                                                                               251,187

Steel--1.0%                           15,000  AK Steel Holding Corporation                                     163,125
                                      78,610  Rouge Industries, Inc. (Class A)                                 275,135
                                                                                                          ------------
                                                                                                               438,260

Television--0.0%                         161  ++Pegasus Communications Corporation                               7,969

                                              Total Common Stocks & Warrants
                                              (Cost--$3,597,445)--6.5%                                       2,829,793



Merrill Lynch Convertible Fund, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                (in US dollars)
                                     Face
Industry                            Amount               Convertible Preferred Stocks                          Value
Commercial Paper**              US$1,889,000  General Motors Acceptance Corp., 6.69% due 9/01/2000        $  1,889,000
--4.4%

US Government Agency                          Federal National Mortgage Association:
Obligations**--8.1%                1,000,000     6.44% due 9/07/2000                                           998,927
                                   2,540,000     6.45% due 9/14/2000                                         2,534,084
                                                                                                          ------------
                                                                                                             3,533,011

                                              Total Short-Term Securities (Cost--$5,422,011)--12.5%          5,422,011


Total Investments (Cost--$46,612,383)--100.1%                                                               43,444,218

Liabilities in Excess of Other Assets--(0.1%)                                                                 (37,245)
                                                                                                          ------------
Net Assets--100.0%                                                                                        $ 43,406,973
                                                                                                          ============


(a)Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(b)Represents a pay-in-kind security which may pay dividends in additional shares.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)Floating rate note.
*Not Rated.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000
Assets:             Investments, at value (identified cost--$46,612,383)                                  $   43,444,218
                    Cash                                                                                             403
                    Foreign cash                                                                                   7,205
                    Receivables:
                      Interest                                                         $      156,633
                      Dividends                                                                55,969
                      Capital shares sold                                                      16,435            229,037
                                                                                       --------------
                    Prepaid registration fees and other assets                                                    58,357
                                                                                                          --------------
                    Total assets                                                                              43,739,220
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 186,903
                      Investment adviser                                                       18,812
                      Distributor                                                               9,585            215,300
                                                                                       --------------
                    Accrued expenses and other liabilities                                                       116,947
                                                                                                          --------------
                    Total liabilities                                                                            332,247
                                                                                                          --------------

Net Assets:         Net assets                                                                            $   43,406,973
                                                                                                          ==============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $      248,940
                    Class B Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    71,366
                    Class C Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    18,410
                    Class D Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    27,421
                    Paid-in capital in excess of par                                                          47,298,484
                    Undistributed investment income--net                                                         284,233
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (1,373,882)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (3,167,999)
                                                                                                          --------------
                    Net assets                                                                            $   43,406,973
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $29,501,523 and 2,489,401 shares
                    outstanding                                                                           $        11.85
                                                                                                          ==============
                    Class B--Based on net assets of $8,464,422 and 713,655 shares
                    outstanding                                                                           $        11.86
                                                                                                          ==============
                    Class C--Based on net assets of $2,181,752 and 184,097 shares
                    outstanding                                                                           $        11.85
                                                                                                          ==============
                    Class D--Based on net assets of $3,259,276 and 274,205 shares
                    outstanding                                                                           $        11.89
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 2000
Investment          Interest and discount earned                                                          $    1,369,889
Income:             Dividends (net of $492 foreign withholding tax)                                            1,312,191
                                                                                                          --------------
                    Total income                                                                               2,682,080
                                                                                                          --------------

Expenses:           Investment advisory fees                                            $     298,211
                    Account maintenance and distribution fees--Class B                        109,557
                    Professional fees                                                          72,857
                    Accounting services                                                        71,780
                    Printing and shareholder reports                                           61,970
                    Registration fees                                                          39,867
                    Transfer agent fees--Class A                                               28,583
                    Directors' fees and expenses                                               25,977
                    Account maintenance and distribution fees--Class C                         24,755
                    Transfer agent fees--Class B                                               12,640
                    Custodian fees                                                              9,433
                    Account maintenance fees--Class D                                           9,198
                    Pricing services                                                            3,683
                    Transfer agent fees--Class D                                                3,225
                    Transfer agent fees--Class C                                                2,931
                    Other                                                                       3,332
                                                                                       --------------
                    Total expenses                                                                               777,999
                                                                                                          --------------
                    Investment income--net                                                                     1,904,081
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                      3,092,042
(Loss) on             Foreign currency transactions--net                                          497          3,092,539
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                    (2,753,485)
                      Foreign currency transactions--net                                        (188)        (2,753,673)
                                                                                       --------------     --------------
                    Net Increase in Net Assets Resulting from Operations                                  $    2,242,947
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                             For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                           2000               1999
Operations:         Investment income--net                                               $  1,904,081       $  2,629,079
                    Realized gain (loss)on investments and foreign currency
                    transactions--net                                                       3,092,539        (4,040,535)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                    (2,753,673)          7,203,219
                                                                                         ------------       ------------
                    Net increase in net assets resulting from operations                    2,242,947          5,791,763
                                                                                         ------------       ------------
Dividends &         Investment income--net:
Distributions to      Class A                                                             (1,312,770)        (3,109,143)
Shareholders:         Class B                                                               (312,820)        (1,077,140)
                      Class C                                                                (71,749)          (245,610)
                      Class D                                                               (137,618)          (375,748)
                    In excess of realized gain on investments--net:
                      Class A                                                                      --           (23,131)
                      Class B                                                                      --           (10,558)
                      Class C                                                                      --            (2,358)
                      Class D                                                                      --            (2,981)
                                                                                         ------------       ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (1,834,957)        (4,846,669)
                                                                                         ------------       ------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                   (16,492,605)       (29,987,587)
                                                                                         ------------       ------------


Net Assets:         Total decrease in net assets                                         (16,084,615)       (29,042,493)
                    Beginning of year                                                      59,491,588         88,534,081
                                                                                         ------------       ------------
                    End of year*                                                         $ 43,406,973       $ 59,491,588
                                                                                         ============       ============

                    *Undistributed investment income--net                                $    284,233       $    207,081
                                                                                         ============       ============


                    See Notes to Financial Statements.





Merrill Lynch Convertible Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A++++++++
                                                                                                                 For the
The following per share data and ratios have been derived                                         For the Period  Year
from information provided in the financial statements.                       For the Year          Jan. 1, 1997   Ended
                                                                           Ended August 31,        to Aug. 31,   Dec. 31,
Increase (Decrease) in Net Asset Value:                           2000+++     1999+++    1998+++     1997+++    1996+++
Per Share           Net asset value, beginning of period          $   11.75  $   11.59  $   17.36  $   15.57   $   13.43
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:++++    Investment income--net                              .48        .45        .60        .06          --
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .09        .51     (1.37)       1.75        2.78
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .57        .96      (.77)       1.81        2.78
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                          (.47)      (.79)      (.32)         --          --
                      Realized gain on investments--net                  --         --     (4.55)         --       (.64)
                      In excess of realized gain on
                      investments--net                                   --      (.01)      (.07)         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                 (.47)      (.80)     (4.94)         --       (.64)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Capital charge resulting from
                    issuance of Common Stock                             --         --      (.06)         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Capital charge resulting from
                    issuance of new classes of shares                    --         --       --++      (.02)          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                 $  11.85  $   11.75  $   11.59  $   17.36   $   15.57
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                5.01%      8.54%    (7.03%)  11.50%+++++    20.60%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses***                                       1.27%      1.32%      1.29%      .90%*        .78%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            4.33%      3.91%      4.48%     4.76%*       4.98%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  29,502  $  37,142  $  52,425  $ 110,178   $ 289,993
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               63.87%     85.42%    155.20%     92.86%     129.06%
                                                                  =========  =========  =========  =========   =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
Performance results prior to August 4, 1997 reflect when the Fund was a dual-structure, closed-end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
***Excluding taxes on undistributed net realized long-term capital gains for years prior to the period January 1, 1997 to August 31, 1997.
++Amount is less than $.01 per share.
++++Excludes the effect of per share operating performance of the Fund's Income Shares, which were redeemed on July 31, 1997. Per share operating performance prior to the period January 1, 1997 to August 1, 1997 reflects when the Fund was a dual-structure, closed-end management investment company. For the period January 1, 1997 to July 31, 1997, investment income--net per Income Share was $.73 and dividends of investment income--net per Income Share were $.70.
+++Based on average shares outstanding.
+++++Aggregate total investment return.
++++++++Formerly Capital Shares.

See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                             Class B+++++
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                           For the Year            Aug. 4, 1997++
from information provided in the financial statements.                            Ended August 31,            to Aug. 31,
Increase (Decrease) in Net Asset Value:                                    2000         1999         1998        1997
Per Share           Net asset value, beginning of period                 $    11.74  $    11.53  $    17.35   $    16.91
Operating                                                                ----------  ----------  ----------   ----------
Performance:        Investment income--net                                      .35         .34         .44          .05
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                      .11         .49      (1.34)          .39
                                                                         ----------  ----------  ----------   ----------
                    Total from investment operations                            .46         .83       (.90)          .44
                                                                         ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                                  (.34)       (.61)       (.28)           --
                      Realized gain on investments--net                          --          --      (4.55)           --
                      In excess of realized gain on investments--net             --       (.01)       (.07)           --
                                                                         ----------  ----------  ----------   ----------
                    Total dividends and distributions                         (.34)       (.62)      (4.90)           --
                                                                         ----------  ----------  ----------   ----------
                    Capital charge resulting from issuance of
                    Common Stock                                                 --          --       (.02)           --
                                                                         ----------  ----------  ----------   ----------
                    Net asset value, end of period                       $    11.86  $    11.74  $    11.53   $    17.35
                                                                         ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share                        4.00%       7.36%     (7.76%)     2.60%+++
Return:**                                                                ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                                  2.29%       2.35%       2.35%       2.66%*
Net Assets:                                                              ==========  ==========  ==========   ==========
                    Investment income--net                                    3.22%       2.91%       3.31%       3.77%*
                                                                         ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)             $    8,464  $   14,774  $   23,900   $    5,759
Data:                                                                    ==========  ==========  ==========   ==========
                    Portfolio turnover                                       63.87%      85.42%     155.20%       92.86%
                                                                         ==========  ==========  ==========   ==========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                             Class C+++++
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                           For the Year            Aug. 4, 1997++
from information provided in the financial statements.                            Ended August 31,            to Aug. 31,
Increase (Decrease) in Net Asset Value:                                    2000         1999         1998        1997
Per Share           Net asset value, beginning of period                 $    11.74  $    11.54  $    17.36   $    16.91
Operating                                                                ----------  ----------  ----------   ----------
Performance:        Investment income--net                                      .35         .34         .44          .05
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                      .10         .49      (1.34)          .40
                                                                         ----------  ----------  ----------   ----------
                    Total from investment operations                            .45         .83       (.90)          .45
                                                                         ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                                  (.34)       (.62)       (.28)           --
                      Realized gain on investments--net                          --          --      (4.55)           --
                      In excess of realized gain on investments--net             --       (.01)       (.07)           --
                                                                         ----------  ----------  ----------   ----------
                    Total dividends and distributions                         (.34)       (.63)      (4.90)           --
                                                                         ----------  ----------  ----------   ----------
                    Capital charge resulting from issuance of
                    Common Stock                                                 --          --       (.02)           --
                                                                         ----------  ----------  ----------   ----------
                    Net asset value, end of period                       $    11.85  $    11.74  $    11.54   $    17.36
                                                                         ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share                        3.94%       7.34%     (7.76%)     2.66%+++
Return:**                                                                ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                                  2.29%       2.35%       2.36%       2.74%*
Net Assets:                                                              ==========  ==========  ==========   ==========
                    Investment income--net                                    3.28%       2.91%       3.34%       3.58%*
                                                                         ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)             $    2,182  $    3,141  $    5,138   $    1,014
Data:                                                                    ==========  ==========  ==========   ==========
                    Portfolio turnover                                       63.87%      85.42%     155.20%       92.86%
                                                                         ==========  ==========  ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                             Class D+++++
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                           For the Year            Aug. 4, 1997++
from information provided in the financial statements.                            Ended August 31,            to Aug. 31,
Increase (Decrease) in Net Asset Value:                                    2000         1999         1998        1997
Per Share           Net asset value, beginning of period                 $    11.78  $    11.61  $    17.36   $    16.91
Operating                                                                ----------  ----------  ----------   ----------
Performance:        Investment income--net                                      .46         .43         .54          .07
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                      .09         .50      (1.34)          .38
                                                                         ----------  ----------  ----------   ----------
                    Total from investment operations                            .55         .93       (.80)          .45
                                                                         ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                                  (.44)       (.75)       (.31)           --
                      Realized gain on investments--net                          --          --      (4.55)           --
                      In excess of realized gain on investments--net             --       (.01)       (.07)           --
                                                                         ----------  ----------  ----------   ----------
                    Total dividends and distributions                         (.44)       (.76)      (4.93)           --
                                                                         ----------  ----------  ----------   ----------
                    Capital charge resulting from issuance of
                    Common Stock                                                 --          --       (.02)           --
                                                                         ----------  ----------  ----------   ----------
                    Net asset value, end of period                       $    11.89  $    11.78  $    11.61   $    17.36
                                                                         ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share                        4.80%       8.22%     (6.96%)     2.66%+++
Return:**                                                                ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                                  1.51%       1.57%       1.59%       1.92%*
Net Assets:                                                              ==========  ==========  ==========   ==========
                    Investment income--net                                    4.07%       3.68%       4.02%       4.81%*
                                                                         ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)             $    3,259  $    4,435  $    7,071   $    1,365
Data:                                                                    ==========  ==========  ==========   ==========
                    Portfolio turnover                                       63.87%      85.42%     155.20%       92.86%
                                                                         ==========  ==========  ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.




Merrill Lynch Convertible Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange that such securities are traded on, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(i) Reclassifiation--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $8,028 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $9 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund'sportfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily net assets of the Fund.


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                                .25%          .75%
Class C                                .25%          .75%
Class D                                .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            FAMD       MLPF&S

Class A                     $673       $105
Class D                     $ 40       $705

For the year ended August 31, 2000, MLPF&S received contingent deferred sales charges of $63,900 and $29 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $288 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $30,020,338 and $50,482,707, respectively.

Net realized gains (losses) for the year ended August 31, 2000 and net unrealized gains (losses) as of August 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $  3,077,854  $ (3,168,165)
Short-term investments                   (84)             --
Short sales                            14,272             --
Foreign currency transactions             497            166
                                 ------------   ------------
Total                            $  3,092,539  $ (3,167,999)
                                 ============   ============

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,740,816, of which $4,580,065 related to appreciated securities and $8,320,881 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $47,185,034.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $16,492,605 and $29,987,587 for the years ended August 31, 2000 and August 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                            66,503   $    786,052
Shares issued to shareholders
in reinvestment of dividends           41,422        478,456
                                 ------------   ------------
Total issued                          107,925      1,264,508
Shares redeemed                     (780,808)    (9,184,452)
                                 ------------   ------------
Net decrease                        (672,883)  $ (7,919,944)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            87,781   $  1,030,148
Shares issued to shareholders
in reinvestment of dividends
and distributions                      99,755      1,134,773
                                 ------------   ------------
Total issued                          187,536      2,164,921
Shares redeemed                   (1,547,522)   (17,946,626)
                                 ------------   ------------
Net decrease                      (1,359,986)  $(15,781,705)
                                 ============   ============


Merrill Lynch Convertible Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                            89,179   $  1,048,835
Shares issued to shareholders
in reinvestment of dividends           19,360        224,087
                                 ------------   ------------
Total issued                          108,539      1,272,922
Automatic conversion
of shares                            (13,436)      (157,868)
Shares redeemed                     (639,623)    (7,514,979)
                                 ------------   ------------
Net decrease                        (544,520)  $ (6,399,925)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                           115,605   $  1,344,949
Shares issued to shareholders
in reinvestment of dividends
and distributions                      71,158        808,779
                                 ------------   ------------
Total issued                          186,763      2,153,728
Automatic conversion
of shares                            (42,938)      (498,986)
Shares redeemed                     (958,225)   (11,060,710)
                                 ------------   ------------
Net decrease                        (814,400)  $ (9,405,968)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                             7,417   $     87,766
Shares issued to shareholders
in reinvestment of dividends            5,139         59,464
                                 ------------   ------------
Total issued                           12,556        147,230
Shares redeemed                      (96,087)    (1,125,646)
                                 ------------   ------------
Net decrease                         (83,531)  $   (978,416)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            30,898   $    357,873
Shares issued to shareholders
in reinvestment of dividends
and distributions                      15,080        171,466
                                 ------------   ------------
Total issued                           45,978        529,339
Shares redeemed                     (223,804)    (2,606,130)
                                 ------------   ------------
Net decrease                        (177,826)  $ (2,076,791)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                             3,974   $     47,747
Automatic conversion
of shares                              13,411        157,868
Shares issued to shareholders
in reinvestment of dividends            9,173        106,341
                                 ------------   ------------
Total issued                           26,558        311,956
Shares redeemed                     (128,963)    (1,506,276)
                                 ------------   ------------
Net decrease                        (102,405)  $ (1,194,320)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            15,422   $    179,679
Automatic conversion
of shares                              42,767        498,986
Shares issued to shareholders
in reinvestment of dividends
and distributions                      25,681        292,765
                                 ------------   ------------
Total issued                           83,870        971,430
Shares redeemed                     (316,367)    (3,694,553)
                                 ------------   ------------
Net decrease                        (232,497)  $ (2,723,123)
                                 ============   ============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and other lawful purposes, other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America,N.A. The Fund did not borrow under the facility during the year ended August 31, 2000.


6. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $1,256,000, of which $1,035,000 expires in 2007 and $221,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On August 31, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Balanced Capital Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Balanced Capital Fund, Inc. These Funds are registered, open-end management investment companies. Both entities have a similar investment objective and are managed by MLIM.



Merrill Lynch Convertible Fund, Inc.
August 31, 2000



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Convertible Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Convertible Fund, Inc. as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Convertible Fund, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 11, 2000






Merrill Lynch Convertible Fund, Inc.
August 31, 2000


IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary distributions paid quarterly by Merrill Lynch
Convertible Fund, Inc. during the fiscal year ended August 31, 2000, 52.97% qualifies for the dividends received deduction for corporations.

Additionally, there were no long-term capital gains distributions paid by the Fund during the fiscal year.

Please retain this information for your records.



Merrill Lynch Convertible Fund, Inc.
August 31, 2000


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Daniel A. Luchansky, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863